                                                                    EXHIBIT 24.1



                                   SIGNATURES



     Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly
authorized in the City of Bensalem, State of Pennsylvania, on this      day of
May, 1996.



                                          CHARMING SHOPPES, INC.



                                          By:
                                             ----------------------------------


                                            Dorrit J. Bern


                                            Vice Chairman of the Board,


                                            President and Chief Executive
                                              Officer



     The registrant and each person whose signature appears below constitutes and appoints Dorrit J. Bern, Eric M. Specter and Colin Stern, and any agent for service named in this registration statement and each of them, his, her or its true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him, her or it and in his, her, or its name, place and stead, in any and all capacities, to sign and file (i) any and all amendments (including post-effective amendments) to this registration statement, with all exhibits thereto, and other documents in connection therewith, and (ii) a registration statement, and any and all amendments thereto, relating to the offering covered hereby filed pursuant to Rule 462(b) under the Securities Act of 1933, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he, she, or it might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.



     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.



             SIGNATURE                                 TITLE                          DATE
             ---------                                 -----                          ----

                                       Chairman of the Board                     May   , 1996
- -----------------------------------
Joseph L. Castle II

                                       Vice Chairman of the Board, President     May   , 1996
- -----------------------------------    and Chief Executive Officer
Dorrit J. Bern

                                       Vice President and Chief Financial        May   , 1996
- -----------------------------------    Officer
Eric M. Specter

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
             SIGNATURE                                 TITLE                          DATE
             ---------                                 -----                          ----

                                       Chief Accounting Officer                  May   , 1996
- -----------------------------------
Jon A. Goldberg

                                       Director                                  May   , 1996
- -----------------------------------
Geoffrey W. Levy

                                       Director                                  May   , 1996
- -----------------------------------
Alan Rosskamm

/s/  MARVIN L. SLOMOWITZ               Director                                  May 21, 1996
- -----------------------------------
Marvin L. Slomowitz

                                       Director                                  May   , 1996
- -----------------------------------
Michael Solomon